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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              INTERNET IMAGE, INC.

                                     PROXY

                        SPECIAL MEETING OF SHAREHOLDERS

    The undersigned shareholder of Internet Image, Inc. ("Internet Image"), a California corporation, hereby acknowledges receipt of the Notice of special
meeting of Shareholders and proxy statement, each dated [                ],
1999, and hereby appoints                     and                     , and each
of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of Shareholders of Internet Image, to be
held on [                ], 1999, at 11:00 a.m., local time, at 39560 Stevenson
Place, Suite 119, Fremont, California 94539, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

    This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the proposal to approve the merger and adopt the Agreement and Plan of Reorganization, dated as of October 1, 1999, by and among Intraware, Inc., Tango Acquisition Corp. ("Tango Acquisition") and Internet Image, and to approve the merger of Tango Acquisition with and into Internet Image pursuant to the Agreement and Plan of Reorganization.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SEE REVERSE SIDE

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                                       PLEASE MARK VOTES AS IN THIS EXAMPLE  /X/

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    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE        / / FOR      / / AGAINST      / / ABSTAIN
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
PROPOSAL.

    To approve the proposal to approve the merger and adopt the Agreement and Plan of Reorganization, dated October 1, 1999, by and among Intraware Inc., Tango Acquisition Corp. ("Tango Acquisition"), and Internet Image, and to approve the merger of Tango Acquisition with and into Internet Image pursuant to the Agreement and Plan of Reorganization.

and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

                                                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                                                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                              CARD USING THE ENCLOSED ENVELOPE. PLEASE SIGN
                                                              EXACTLY AS NAME APPEARS HEREON. WHERE SHARES
                                                              ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.
                                                              WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                                              ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE
                                                              GIVE FULL TITLE AS SUCH. IF A CORPORATION,
                                                              PLEASE SIGN IN FULL CORPORATE NAME BY
                                                              PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A
                                                              PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP BY
                                                              AUTHORIZED PERSON.
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SIGNATURE  ----------------------------   DATE  --------------   SIGNATURE  ----------------------------   DATE  --------------
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